AMENDMENT TO INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT BETWEEN JNL SERIES
                TRUST AND JACKSON NATIONAL ASSET MANAGEMENT, LLC

     This AMENDMENT is made as of October 11, 2010, by and between JNL SERIES TRUST, a Massachusetts business trust ("Trust") and JACKSON NATIONAL ASSET MANAGEMENT, LLC, a Michigan limited liability company ("Adviser").

     WHEREAS, the Trust and the Adviser are parties to an Investment Advisory and Management Agreement dated January 31, 2001 ("Agreement").

     WHEREAS, the parties wish to amend Schedule A and Schedule B of the Agreement for the following fund name changes: 1) JNL/AIM Global Real Estate Fund to JNL/Invesco Global Real Estate Fund; 2) JNL/AIM International Growth Fund to JNL/Invesco International Growth Fund; 3) JNL/AIM Large Cap Growth Fund to JNL/Invesco Large Cap Growth Fund; and 4) JNL/AIM Small Cap Growth Fund to JNL/Invesco Small Cap Growth Fund.

     WHEREAS, effective October 11, 2010, Credit Suisse Asset Management, LLC will be replaced with Goldman Sachs Asset Management, L.P. as Investment Sub-Adviser for the JNL/Credit Suisse Long/Short Fund (which will be subsequently renamed the JNL/Goldman Sachs U.S. Equity Flex Fund); and effective October 11, 2010, Credit Suisse Asset Management, LLC will be replaced with BlackRock Investment Management, LLC as Investment Sub-Adviser for the JNL/Credit Suisse Commodity Securities Fund (which will be subsequently renamed the JNL/BlackRock Commodity Securities Fund).

     WHEREAS, pursuant to the Sub-Adviser replacements outlined above, the parties wish to amend Schedule A and Schedule B of the Agreement to remove the JNL/Credit Suisse Long/Short Fund and the JNL/Credit Suisse Commodity Securities Fund, and to add the JNL/Goldman Sachs U.S. Equity Flex Fund and the JNL/BlackRock Commodity Securities Fund.

     WHEREAS, the parties also wish to amend Schedule A and Schedule B of the Agreement to add the following new fund of the Trust: JNL/BlackRock Global Allocation Fund.

     NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Trust and the Adviser agree as follows:

     1.	Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated October 11, 2010, attached hereto.

     2.	Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated October 11, 2010, attached hereto.

     3.	This Amendment may be executed in two or more counterparts, which together shall constitute one document.

     IN WITNESS WHEREOF, the Adviser and the Trust have caused this Amendment to be executed as of this 11th day of October, 2010.

JNL SERIES TRUST	JACKSON NATIONAL ASSET MANAGEMENT, LLC

By: ____/s/ Susan S. Rhee______________	By: __/s/ Mark D. Nerud_______________
Name:	Susan S. Rhee	               Name:	Mark D. Nerud
Title: 	Vice President, Counsel,      Title:	President and CEO
and Secretary

                                   SCHEDULE A
                             DATED OCTOBER 11, 2010
                                (List of Funds)


              JNL/American Funds Blue Chip Income and Growth Fund

                      JNL/American Funds Global Bond Fund

              JNL/American Funds Global Small Capitalization Fund

                     JNL/American Funds Growth-Income Fund

                     JNL/American Funds International Fund

                       JNL/American Funds New World Fund

                    JNL/BlackRock Commodity Securities Fund

                      JNL/BlackRock Global Allocation Fund

                  JNL/Capital Guardian U.S. Growth Equity Fund

             JNL/Capital Guardian Global Diversified Research Fund

                   JNL/Capital Guardian Global Balanced Fund

                           JNL/Eagle Core Equity Fund

                         JNL/Eagle SmallCap Equity Fund

                 JNL/Franklin Templeton Founding Strategy Fund

                   JNL/Franklin Templeton Global Growth Fund

                       JNL/Franklin Templeton Income Fund

           JNL/Franklin Templeton International Small Cap Growth Fund

                   JNL/Franklin Templeton Mutual Shares Fund

                  JNL/Franklin Templeton Small Cap Value Fund

                     JNL/Goldman Sachs Core Plus Bond Fund

                  JNL/Goldman Sachs Emerging Markets Debt Fund

                      JNL/Goldman Sachs Mid Cap Value Fund

                    JNL/Goldman Sachs U.S. Equity Flex Fund

                         JNL Institutional Alt 20 Fund

                         JNL Institutional Alt 35 Fund

                         JNL Institutional Alt 50 Fund

                         JNL Institutional Alt 65 Fund

                     JNL/Invesco International Growth Fund

                       JNL/Invesco Large Cap Growth Fund

                      JNL/Invesco Global Real Estate Fund

                       JNL/Invesco Small Cap Growth Fund

                          JNL/Ivy Asset Strategy Fund

                     JNL/JPMorgan International Value Fund

                        JNL/JPMorgan MidCap Growth Fund

                JNL/JPMorgan U.S. Government & Quality Bond Fund

                        JNL/Lazard Emerging Markets Fund

                         JNL/Lazard Mid Cap Equity Fund

                           JNL/M&G Global Basics Fund

                          JNL/M&G Global Leaders Fund

                 JNL/Mellon Capital Management Bond Index Fund

                JNL/Mellon Capital Management Global Alpha Fund

                 JNL/Mellon Capital Management European 30 Fund

                   JNL/Mellon Capital Management Index 5 Fund

             JNL/Mellon Capital Management International Index Fund

               JNL/Mellon Capital Management Pacific Rim 30 Fund

               JNL/Mellon Capital Management Small Cap Index Fund

                   JNL/Mellon Capital Management 10 x 10 Fund

                JNL/Mellon Capital Management S&P 500 Index Fund

            JNL/Mellon Capital Management S&P 400 MidCap Index Fund

                       JNL/Oppenheimer Global Growth Fund

                           JNL/PAM Asia ex-Japan Fund

                            JNL/PAM China-India Fund

                           JNL/PIMCO Real Return Fund

                        JNL/PIMCO Total Return Bond Fund

                      JNL/PPM America High Yield Bond Fund

                       JNL/PPM America Mid Cap Value Fund

                      JNL/PPM America Small Cap Value Fund

                       JNL/PPM America Value Equity Fund

                    JNL/Red Rocks Listed Private Equity Fund

                            JNL/Select Balanced Fund

                          JNL/Select Money Market Fund

                             JNL/Select Value Fund

                             JNL/Select Value Fund

                   JNL/T. Rowe Price Established Growth Fund

                     JNL/T. Rowe Price Mid-Cap Growth Fund

                     JNL/T. Rowe Price Short-Term Bond Fund

                          JNL/T. Rowe Price Value Fund

                          JNL/S&P Managed Growth Fund

                       JNL/S&P Managed Conservative Fund

                      JNL/S&P Managed Moderate Growth Fund

                         JNL/S&P Managed Moderate Fund

                     JNL/S&P Managed Aggressive Growth Fund

                       JNL/S&P Disciplined Moderate Fund

                    JNL/S&P Disciplined Moderate Growth Fund

                        JNL/S&P Disciplined Growth Fund

                       JNL/S&P Competitive Advantage Fund

                     JNL/S&P Dividend Income & Growth Fund

                          JNL/S&P Intrinsic Value Fund

                            JNL/S&P Total Yield Fund

                                 JNL/S&P 4 Fund

                                   SCHEDULE B
                             DATED OCTOBER 11, 2010
                                 (Compensation)

FUND                                   	ASSETS               ADVISORY FEE
                                                            (Annual Rate Based
                                                              on Average Net
                                                            Assets of each Fund)

JNL/American Funds Blue
Chip Income and Growth Fund      	$0 to $1 billion               .70%
                                   Over $1 billion                .65%

JNL/American Funds Global
Bond Fund                         	$0 to $1 billion               .70%
                                   Over $1 billion                .65%

JNL/American Funds Global
Small Capitalization Fund      	$0 to $1 billion               .75%
                                   Over $1 billion                .70%

JNL/American Funds
Growth-Income Fund               	$0 to $1 billion               .70%
                                   Over $1 billion                .65%

JNL/American Funds
International Fund               	$0 to $1 billion               .85%
                                   Over $1 billion                .80%

JNL/American Funds New
World Fund                         $0 to $1 billion              1.05%
                                   Over $1 billion               1.00%

JNL/BlackRock Commodity
Securities Fund               	$0 to $300 million             .70%
                                   Over $300 million              .60%

JNL/BlackRock Global
Allocation Fund                    $0 to $1 billion               .90%
                                   Over $1 billion                .85%

JNL/Capital Guardian U.S.
Growth Equity Fund               	$0 to $150 million             .70%
                                   $150 million to $500 million   .65%
                                   $500 million to $750 million   .60%
                                   Over $750 million              .55%

JNL/Capital Guardian Global
Diversified Research Fund     	$0 to $150 million             .75%
                                   $150 million to $500 million   .70%
                                   $500 million to $750 million   .65%
                                   Over $750 million              .60%

JNL/Capital Guardian Global
Balanced Fund                    	$0 to $500 million             .65%
                                   Over $500 million              .60%

JNL/Eagle Core Equity Fund	     $0 to $100 million              .65%
                                   $100 million to $300 million    .60%
                                   Over $300 million               .55%

JNL/Eagle SmallCap Equity Fund	$0 to $100 million              .75%
                                   $100 million to $500 million    .70%
                                   Over $500 million               .65%

JNL/Franklin Templeton Founding
Strategy Fund	                    All Assets 	                   0%

JNL/Franklin Templeton Global
Growth Fund	                    $0 to $300 million              .75%
                                   $300 million to $500 million    .65%
                                   Over $500 million               .60%

JNL/Franklin Templeton
Income Fund	                    $0 to $100 million               .80%
                                   $100 million to $200 million     .75%
                                   $200 million to $500 million     .65%
                                   Over $500 million                .60%

JNL/Franklin Templeton
International Small Cap
Growth Fund                        $0 to $500 million               .95%
                                   Over $500 million                .90%

JNL/Franklin Templeton
Mutual Shares Fund	               $0 to $500 million               .75%
                                   Over $500 million                .70%

JNL/Franklin Templeton Small
Cap Value Fund                    	$0 to $200 million               .85%
                                   $200 million to $500 million     .77%
                                   Over $500 million                .75%

JNL/Goldman Sachs Core Plus
Bond Fund 	                    $0 to $500 million               .60%
                                   Over $500 million                .55%

JNL/Goldman Sachs Emerging
Markets Debt Fund                  $0 to $200 million               .75%
                                   Over $200 million                .70%

JNL/Goldman Sachs Mid Cap
Value Fund                    	$0 to $100 million               .75%
                                   Over $100 million                .70%

JNL/Goldman Sachs U.S.
Equity Flex Fund               	$0 to $300 million               .80%
                                   Over $300 million                .75%

JNL/Institutional Alt 20 Fund     	$0 to $500 million               .15%
                                   Over $500 million                .10%

JNL/Institutional Alt 35 Fund     	$0 to $500 million               .15%
                                   Over $500 million                .10%

JNL/Institutional Alt 50 Fund     	$0 to $500 million               .15%
                                   Over $500 million                .10%

JNL/Institutional Alt 65 Fund     	$0 to $500 million               .15%
                                   Over $500 million                .10%

JNL/Invesco International
Growth Fund                    	$0 to $150 million               .70%
                                   $150 million to $500 million     .65%
                                   Over $500 million                .60%

JNL/Invesco Large Cap
Growth Fund                        $0 to $150 million               .70%
                                   Over $150 million                .65%

JNL/Invesco Global Real
Estate Fund                    	$0 to $50 million                .75%
                                   Over $50 million                 .70%

JNL/Invesco Small Cap
Growth Fund	                    $0 to $300 million               .85%
                                   Over $300 million                .80%

JNL/Ivy Asset Strategy Fund     	$0 to $500 million               .90%
                                   Over $500 million                .85%

JNL/JPMorgan International
Value Fund	                    $0 to $150 million               .70%
                                   $150 million to $500 million     .65%
                                   Over $500 million                .60%

JNL/JPMorgan MidCap Growth Fund	$0 to $250 million               .70%
                                   $250 million to $750 million     .65%
                                   $750 million to $1,500 million   .60%
                                   Over $1,500 million              .55%

JNL/JPMorgan U.S. Government
& Quality Bond Fund                $0 to $150 million               .50%
                                   $150 million to $300 million     .45%
                                   $300 million to $500 million     .40%
                                   Over $500 million                .35%

JNL/Lazard Emerging Markets Fund	$0 to $100 million              1.00%
                                   $100 million to $250 million     .90%
                                   Over $250 million                .85%

JNL/Lazard Mid Cap Equity Fund	$0 to $50 million                .75%
                                   $50 million to $250 million      .70%
                                   Over $250 million                .65%

JNL/M&G Global Basics Fund     	$0 to $500 million               .85%
                                   Over $500 million                .80%

JNL/M&G Global Leaders Fund        $0 to $500 million               .85%
                                   Over $500 million                .80%

JNL/Mellon Capital Management
Bond Index Fund	               $0 to $500 million               .30%
                                   $500 million to $750 million     .25%
                                   Over $750 million                .24%

JNL/Mellon Capital Management
Global Alpha Fund               	$0 to $500 million              1.00%
                                   Over $500 million                .90%

JNL/Mellon Capital Management
European 30 Fund	               $0 to $50 million                .37%
                                   $50 to $100 million              .31%
                                   Over $100 million                .28%

JNL/Mellon Capital Management
Index 5 Fund	                    All assets	                    0%

JNL/Mellon Capital Management
International Index Fund          	$0 to $500 million               .30%
                                   $500 million to $750 million     .25%
                                   Over $750 million                .24%

JNL/Mellon Capital Management
Pacific Rim 30 Fund               	$0 to $50 million                .37%
                                   $50 to $100 million              .31%
                                   Over $100 million                .28%

JNL/Mellon Capital Management
Small Cap Index Fund               $0 to $500 million               .29%
                                   $500 million to $750 million     .24%
                                   Over $750 million                .23%

JNL/Mellon Capital Management
10 x 10 Fund                    	All assets	                    0%

JNL/Mellon Capital Management
S&P 500 Index Fund 	               $0 to $500 million               .29%
                                   $500 million to $750 million     .24%
                                   Over $750 million                .23%

JNL/Mellon Capital Management
S&P 400 MidCap Index Fund     	$0 to $500 million               .29%
                                   $500 million to $750 million     .24%
                                   Over $750 million                .23%

JNL/Oppenheimer Global Growth
Fund                              	$0 to $300 million               .70%
                                   Over $300 million                .60%

JNL/PAM Asia ex-Japan Fund     	$0 to $500 million               .90%
                                   Over $500 million                .85%

JNL/PAM China-India Fund           $0 to $500 million               .90%
                                   Over $500 million                .85%

JNL/PIMCO Real Return Fund	     $0 to $1 billion                 .50%
                                   Over $1 billion                  .475%

JNL/PIMCO Total Return Bond Fund	All assets	                  .50%

JNL/PPM America High Yield
Bond Fund                         	$0 to $150 million               .50%
                                   $150 million to $500 million     .45%
                                   Over $500 million                .425%

JNL/PPM America Mid Cap
Value Fund	                    $0 to $500 million               .75%
                                   Over $500 million                .70%

JNL/PPM America Small Cap
Value Fund	                    $0 to $500 million               .75%
                                   Over $500 million                .70%

JNL/PPM America Value Equity Fund	$0 to $300 million               .55%
                                   Over $300 million                .50%

JNL/Red Rocks Listed Private
Equity Fund	                    $0 to $200 million               .85%
                                   Over $200 million                .80%

JNL/Select Balanced Fund	          $0 to $50 million                .55%
                                   $50 million to $150 million      .50%
                                   $150 million to $300 million     .475%
                                   $300 million to $500 million     .45%
                                   Over $500 million                .425%

JNL/Select Money Market Fund	     $0 to $500 million               .28%
                                   Over $500 million                .25%

JNL/Select Value Fund	          $0 to $300 million               .55%
                                   $300 million to $500 million     .50%
                                   Over $500 million                .45%

JNL/T. Rowe Price Established
Growth Fund	                    $0 to $150 million               .65%
                                   $150 to $500 million             .60%
                                   Over $500 million                .55%

JNL/T. Rowe Price Mid-Cap
Growth Fund	                    $0 to $150 million               .75%
                                   Over $150 million                .70%

JNL/T. Rowe Price Short-Term
Bond Fund                         	$0 to $250 million               .45%
                                   Over $250 million                .40%

JNL/T. Rowe Price Value Fund	     $0 to $150 million               .70%
                                   $150 to $500 million             .65%
                                   Over $500 million                .60%

JNL/S&P Managed Growth Fund 	     $0 to $500 million               .13%
                                   Over $500 million                .08%

JNL/S&P Managed Conservative Fund 	$0 to $500 million               .13%
                                   Over $500 million                .08%

JNL/S&P Managed Moderate Growth
Fund	                              $0 to $500 million               .13%
                                   Over $500 million                .08%

JNL/S&P Managed Moderate Fund 	$0 to $500 million               .13%
                                   Over $500 million                .08%

JNL/S&P Managed Aggressive
Growth Fund 	                    $0 to $500 million               .13%
                                   Over $500 million                .08%

JNL/S&P Disciplined Moderate Fund	$0 to $500 million               .13%
                                   Over $500 million                .08%

JNL/S&P Disciplined Moderate
Growth Fund	                    $0 to $500 million               .13%
                                   Over $500 million                .08%

JNL/S&P Disciplined Growth Fund	$0 to $500 million               .13%
                                   Over $500 million                .08%

JNL/S&P Competitive Advantage Fund	$0 to $500 million               .40%
                                   Over $500 million                .35%

JNL/S&P Dividend Income &
Growth Fund	                    $0 to $500 million               .40%
                                   Over $500 million                .35%

JNL/S&P Intrinsic Value Fund	     $0 to $500 million               .40%
                                   Over $500 million                .35%

JNL/S&P Total Yield Fund	          $0 to $500 million               .40%
                                   Over $500 million                .35%

JNL/S&P 4 Fund	                    All Assets                   	     0%